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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 UROSURGE, INC.
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             (Exact name of Registrant as specified in its charter)


             Delaware                                          04-32224111
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(State of incorporation or organization)                 (IRS Employer I.D. No.)


                   2660 Crosspark Road, Coralville, Iowa 52241
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                    (Address of principal executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $0.01 par value
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Item 1.        Description of Registrant's Securities to be Registered

               Incorporated by reference to the section titled "Description of Capital Stock" in the Prospectus contained in Registrant's Registration Statement on Form S-1 filed on April 9, 1998 (the "S-1 Registration Statement").

Item 2.        Exhibits

               The following exhibits are filed as a part of this registration statement:

               1.*      Specimen certificate for Registrant's Common Stock;

               2.** Restated Certificate of Incorporation, as currently in effect;

               3.*** Form of Restated Certificate of Incorporation to be filed after the closing of the offering made under the S-1 Registration Statement.
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*       Incorporated by reference to Exhibit 4.1 to the S-1 Registration
        Statement.

**      Incorporated by reference to Exhibit 3.1 to the S-1 Registration
        Statement.

***     Incorporated by reference to Exhibit 3.2  to the S-1 Registration
        Statement.


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                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 9, 1998

                                     UROSURGE, INC.

                                     By: /s/ RANDAL L. OWENS
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                                        Randal L. Owens, Chief Financial Officer


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